Exhibit  32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Kucher, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Battle Mountain Gold Exploration Corp. on Form 10-QSB for the quarterly period ended October 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Battle Mountain Gold Exploration Corp.

Date:  January  21,  2005

                                                By:/s/  Mark  Kucher
                                                --------------------
                                                Mark  Kucher
                                                Chief  Financial  Officer

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